Subsequent Events	12 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events

Note 14 — Subsequent events

The Group evaluated all events and transactions that occurred after June 30, 2024 up through the date the Group issued the consolidated financial statements. Except for the events described below, there were no other subsequent events occurred that would require recognition or disclosure in the Group’s consolidated financial statements.

On September 13, 2024, the Group closed its IPO of 1,750,000 ordinary shares at the initial public offering price of US$4.00 per share for total gross proceeds of US$7,000,000, before deducting underwriting discounts and other offering expenses. On October 15, 2024, the Group closed the sales of an additional 262,500 ordinary shares, representing full exercise of the underwriter’s over-allotment option granted in connection with the Company’s IPO, at the offering price of US$4 per share. As a result, the Company has raised gross proceeds of US$1,050,000 in addition to the previously announced IPO gross proceeds of US$7,000,000, before deducting underwriting discounts and offering expenses.

On September 23, 2024, the Group paid discretionary bonuses of US$250,000 to each of Mr. Wai Hong Lao, the Executive Director, Chairman and Chief Executive Officer, Mr. Yiu Kong Kenneth But, the Executive Director and Chief Operating Officer and Mr. Wai Cheung Yeung, the Chief Financial Officer, respectively.